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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  _____________

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section l3 or l5(d) of the
                         Securities Exchange Act of l934


        Date of Report (Date of earliest event reported) January 9, 1998



                            COTELLIGENT GROUP, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                  0-27412                       94-3173918
 (State of other juris-        (Commission                  (I.R.S. Employer
diction of incorporation)      File Number)                Identification No.)



101 California Street, Suite 2050, San Francisco, CA            94111
   (Address of principal executive offices)                  (Zip Code)


                                     (415)
                                    439-6400
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountants

         A.       (i)      Cotelligent Group, Inc.'s (the "Company") former
                           accountants, Price Waterhouse LLP, were dismissed on January 9, 1998 and were replaced by Arthur Andersen
                           LLP.

                  (ii) Price Waterhouse LLP's reports on the Company's financial statements for the fiscal years ended March 31, 1997 and March 31, 1996 have not contained an adverse opinion or a disclaimer of opinion, nor been qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (iii) At a meeting of the Company's Board of Directors on December 23, 1997, the Board authorized the Audit Committee and the Chairman of the Board to review the relationship with Price Waterhouse LLP and engage in discussions with additional accounting firms to determine whether a new accounting firm should be engaged by the Company.

                  (iv) The Audit Committee of the Board of Directors and the Chairman of the Board, approved Arthur Andersen LLP as the Company's accountants on January 9, 1998.

                  (v) During the fiscal years ended March 31, 1997 and 1996, and up to January 9, 1998, there were no disagreements with the Company's former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

                  (vi) None of the events set forth below have occurred during the fiscal years ended March 31, 1997 or 1996 or in the interim period ended January 9, 1998:

                           (A) The Company's former accountants having advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

                           (B) The Company's former accountants having advised the Company that information has come to their attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                           (C)(1) The Company's former accountants having advised the Company of the need to expand significantly the scope of its audit, or that information has come to their attention during the fiscal years ended March 31,
                                    1997 and March 31, 1996 and the interim
                                    period ending January 9, 1998, that if
                                    further investigated may:  (i) materially
                                    impact the fairness or reliability of
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                                    either: a previously issued audit report on
                                    the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and

                           (C)(2) Due to the Company's former accountants dismissal, or for any other reason, the accountants did not so expand the scope of their audit or conduct such further investigation; or

                           (D)(1) The Company's former accountants having advised the Company that information has come to their attention that it has concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to their satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and

                           (D)(2) Due to the Company's former accountants dismissal, or for any other reason, the issue has not been resolved to the accountants' satisfaction prior to its dismissal.

         B.       (i)      Arthur Andersen LLP were engaged as the Company's
                           independent accountants as of January 9, 1998.

                  (ii) The Company has not, during its two most recent fiscal years, or any subsequent interim period, consulted with Arthur Andersen LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         1. Letter, dated January 20, 1998, from Price Waterhouse LLP to the SEC.








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NY02A/183982.1
                                   SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               COTELLIGENT GROUP, INC.
                                                    (Registrant)


                                             /s/ James R. Lavelle
                                                (Signature)
                                                James R. Lavelle
                                                Chairman of the Board and
                                                  Chief Executive Officer



Date:  January 23, 1998